SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
May 1, 2022
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Initial Summary Prospectus for New Investors
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Initial Summary Prospectus describes the Security Benefit Advisor Variable Annuity (the “Contract”), which is an Individual Flexible Purchase Payment Deferred Variable Annuity Contract issued by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay advisory fees from your Contract Value, such deductions will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Initial Summary Prospectus was first used May 1, 2021. This Initial Summary Prospectus is used with prospective purchasers.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called the SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).
This Initial Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the Prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks.
You can find this document and other information about the Contract online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL. You can also obtain this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
You may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a Contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
32-69190-00 2022/05/01

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Special Terms

Various terms commonly used in this Initial Summary Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Initial Summary Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
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Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
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	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.21%	1.36%
	Investment options[2] (Underlying Fund fees and expenses)	0.57%	4.07%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.55%	0.55%

As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge and the charge for the Waiver of
Withdrawal Charge Rider – 10 Years or Disability, which is not optional for Contracts issued after July 1, 2012.

As a percentage of Underlying Fund average net assets.

As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,596.32	Highest Annual Cost: $4,414.54
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•The optional benefit is only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•The optional benefit is not available in every state and is subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders No Longer Available - Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date. In general, optional benefits terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of the Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this benefit.
•The death benefit is reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 month period prior to the Owner’s death.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 80 and Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up an automatic payment of up to 10% of your total Purchase Payments each year.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •In the first Contract Year, only monthly or quarterly payments are allowed. •Withdrawals may be subject to income tax and penalties.
Waiver of Withdrawal Charge – 10 Years or Disability (Contracts issued after July 1, 2012)	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Values; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.25%
•This waiver is not optional for Contracts issued after July 1, 2012, and the Company will assess a monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the
Owner exercises the waiver or complies with its terms.
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.
•Available at Contract issue only.

Buying the Contract

Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25 ($20 under the Automatic Investment Program). The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment no later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments received in good order as of the end of the Valuation Date on which they are received by the Company; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date.
Making Withdrawals: Accessing the Money in Your Contract

Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. Surrender and withdrawal payments will generally be mailed within seven days after we receive the request. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. After the Annuity Start Date, withdrawals are only permitted under certain Annuity Options. No surrender charges will be assessed on a withdrawal from your Contract Value to pay advisory fees, and the deduction of advisory fees will not count toward the annual free withdrawal amount. Withdrawals to pay advisory fees may be subject to federal and state income taxes and a 10% federal penalty tax. See "The Contract - Withdrawals to Pay Advisory Fees" in the Prospectus.
A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if it is received on a Valuation Date at or after the close of a Valuation Date (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. In addition, a withdrawal will not be processed unless it is accompanied by a properly completed Withdrawal Request form (including the Owner's signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals. Partial withdrawals (including systematic withdrawals) will result in a payment of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available.
There may be tax implications when you take out money, including a 10% penalty tax if the withdrawal is made prior to age 59½, and withdrawals may have a negative impact on certain benefits and guarantees that you may elect. Withdrawals may significantly reduce the value of or even terminate the benefit. Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.

Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” in the Prospectus for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)	2.75%[2]
Base Contract Expenses (as a percentage of average Subaccount daily net assets)	1.05%[3]
Waiver of Withdrawal Charge Rider – 10 Years or Disability	0.25%
1 We call this the account administration charge in your Contract, as well as in other places in the Prospectus. An account administration charge of $30 is deducted at each Contract anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract
Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” in the
Prospectus.
2  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than
5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The mortality and expense risk charge is 0.90% but is reduced to 0.75% for Contract Values of $25,000 or more. The minimum mortality and expense risk charge of 0.75% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – “Mortality and Expense Risk
Charge” in the Prospectus.

Optional Rider Expenses (as a percentage of Contract Value allocated to the Subaccounts)*
Annual Rider Charge
Riders Available for Purchase with The Contract
4% Extra Credit Rider[1]	0.55%
*
If you purchase any optional riders, the charge will be deducted from your Contract Value.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Initial Summary Prospectus.

Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.57%	4.07%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.45%	2.26%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$12,452.38	$23,688.02	$33,851.35	$59,223.27
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,188.02	$18,382.87	$30,340.03	$59,223.27
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,002.72	$13,845.94	$17,729.80	$29,279.49
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,610.97	$8,032.01	$13,729.80	$29,279.49

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=9&prodID=17&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	Allspring Growth – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.16%	7.41%	24.20%	17.06%
Large Cap Blend	Allspring Large Cap Core – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.23%	30.98%	15.23%	15.12%
Mid Cap Blend	Allspring Opportunity – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.20%	24.48%	17.07%	14.54%
Small Cap Value	Allspring Small Company Value – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.35%	36.84%	10.31%	12.39%
Intermediate Term Bond	American Century Diversified Bond – Class A Adviser: American Century Investment Management, Inc.	0.85%	(1.01)%	3.17%	2.57%
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc.	1.17%	16.49%	9.41%	10.79%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc.	1.25%	10.81%	19.59%	15.37%
International Bond	American Century International Bond – Class A Adviser: American Century Investment Management, Inc.	1.05%	(7.28)%	2.35%	(0.08)%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc.	1.46%	1.93%	12.47%	9.10%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc.	1.24%	24.86%	22.89%	17.90%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.58%	14.75%	12.89%	10.87%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	9.10%	8.43%	6.98%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.50%	12.17%	10.91%	9.17%
Large Cap Growth	American Century Ultra® – Class A Adviser: American Century Investment Management, Inc.	1.20%	22.91%	26.62%	19.85%
Mid Cap Value	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management, LLC	1.13%	31.98%	7.52%	11.43%
Mid Cap Growth	Baron Asset – Retail Class Adviser: BAMCO, Inc.	1.29%	13.93%	21.30%	17.19%
Small Cap Growth	BlackRock Advantage Small Cap Growth – Class A Adviser: BlackRock Advisors, LLC	0.96%	(2.10)%	13.56%	12.85%
Large Cap Value	BlackRock Equity Dividend – Class A Adviser: BlackRock Advisors, LLC	0.96%	20.08%	11.28%	11.59%
Global Allocation	BlackRock Global Allocation – Class A Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.14%	6.45%	9.55%	7.58%
International Equity	BlackRock International Dividend – Class A Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	1.45%	13.18%	8.94%	6.91%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.88%	27.03%	20.34%	14.35%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.95%	33.33%	12.44%	14.05%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.14%	15.75%	10.69%	12.28%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.06%	21.11%	15.88%	11.95%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.33%	6.44%	5.28%	5.09%
Small Cap Growth	ClearBridge Small Cap Growth – Class A2 Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.16%	5.46%	19.78%	16.03%
Global Allocation	Delaware Ivy Asset Strategy – Class A Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.11%	13.78%	11.94%	7.93%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	0.98%	0.03%	5.10%	4.82%
Large Cap Blend	Fidelity Advisor® Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	22.91%	12.03%	12.40%
International Equity	Fidelity Advisor® International Capital Appreciation – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.49%	17.34%	11.82%	9.20%
Mid Cap Blend	Fidelity Advisor® Leveraged Company Stock – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.30%	24.11%	11.31%	10.21%
Multi Cap Blend	Fidelity Advisor® New Insights – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.18%	19.66%	18.27%	15.33%
Specialty-Sector	Fidelity Advisor® Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.31%	(10.35)%	2.10%	6.56%
Mid Cap Blend	Fidelity Advisor® Stock Selector Mid Cap – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.29%	18.33%	13.44%	12.95%
Small Cap Blend	Fidelity Advisor® Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.37%	27.99%	12.45%	12.86%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.60%	(2.95)%	13.08%	7.55%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	(2.67)%	2.10%	1.50%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.94%	14.38%	1.33%	6.61%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	(0.81)%	4.91%	4.76%
Floating Rate Bond	Guggenheim Floating Rate Strategies – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.12%	4.84%	3.20%	4.48%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.07%	5.09%	4.99%	6.68%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.47%	27.11%	10.44%	11.98%
Specialty	Guggenheim Long Short Equity – Class P Adviser: Security Investors, LLC	1.75%	23.74%	6.67%	5.89%
Specialty	Guggenheim Macro Opportunities – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.47%	2.09%	3.95%	5.11%
Specialty	Guggenheim Managed Futures Strategy – Class P Adviser: Security Investors, LLC	1.96%	2.61%	2.16%	(0.50)%
Specialty	Guggenheim Multi-Hedge Strategies – Class P Adviser: Security Investors, LLC	2.32%	7.16%	3.58%	2.68%
Small Cap Value	Guggenheim Small Cap Value – Class A Adviser: Security Investors, LLC	4.07%	25.63%	6.61%	9.83%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.20%	23.67%	9.85%	11.32%
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.37%	28.26%	17.32%	15.45%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.48%	13.53%	17.90%	15.14%
Intermediate Term Bond	Guggenheim Total Return Bond – Class A Adviser: Guggenheim Partners Investment Management, LLC	0.84%	(0.43)%	5.00%	5.35%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.45%	21.33%	10.29%	9.88%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	0.97%	11.85%	21.57%	17.15%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.82%	33.32%	11.37%	12.79%
Emerging Markets	Invesco Developing Markets – Class A Adviser: Invesco Advisers, Inc.	1.20%	(7.50)%	9.74%	6.19%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.03%	12.33%	21.24%	16.63%
Small Cap Growth	Invesco Discovery – Class A Adviser: Invesco Advisers, Inc.	1.01%	15.61%	24.18%	18.03%
Specialty-Sector	Invesco Energy – Class A Adviser: Invesco Advisers, Inc.	1.57%	55.98%	(5.72)%	(4.16)%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.78%	18.02%	9.32%	10.42%
Global Equity	Invesco Global – Class A Adviser: Invesco Advisers, Inc.	1.03%	15.36%	17.93%	14.00%
Equity Precious Metals	Invesco Gold & Special Minerals – Class A Adviser: Invesco Advisers, Inc.	1.05%	(2.87)%	14.52%	(1.01)%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.06%	23.02%	12.29%	12.63%
Small Cap Growth	Invesco Small Cap Growth – Class A2 Adviser: Invesco Advisers, Inc.	1.15%	7.33%	18.94%	16.58%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.10%	14.09%	24.69%	17.10%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	35.59%	11.80%	11.87%
Mid Cap Value	Janus Henderson Mid Cap Value – Class S Adviser: Janus Henderson Investors US LLC	1.02%	19.14%	8.35%	9.81%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Henderson Investors US LLC	1.31%	12.73%	12.91%	5.30%
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Henderson Investors US LLC Sub-Adviser: Intech Investment Management LLC	1.05%	19.20%	13.74%	13.65%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.15%	27.65%	14.95%	14.25%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.02%	23.18%	15.48%	14.23%
Small Cap Blend	North Square Spectrum Alpha – Class A2 Adviser: North Square Investments, LLC Sub-Adviser: NSI Retail Advisors, LLC	1.83%	22.44%	11.21%	10.08%
Balanced/Asset Allocation	Northern Global Tactical Asset Allocation – Class A Adviser: Northern Trust Investments, Inc.	0.70%	11.20%	7.93%	7.34%
Large Cap Blend	Northern Large Cap Core[2] Adviser: Northern Trust Investments, Inc.	0.57%	33.03%	16.19%	15.21%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Value	Northern Large Cap Value Adviser: Northern Trust Investments, Inc.	0.89%	28.34%	11.02%	12.21%
Large Growth	PGIM Jennison Focused Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.07%	5.68%	26.51%	19.41%
Mid Cap Growth	PGIM Jennison Mid-Cap Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.03%	11.39%	19.44%	14.77%
Specialty-Sector	PGIM Jennison Natural Resources – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.31%	27.23%	4.53%	0.11%
Small Cap Growth	PGIM Jennison Small Company – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.13%	29.01%	16.82%	14.53%
Small Cap Value	PGIM Quant Solutions Small-Cap Value – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	1.11%	41.20%	6.73%	N/A
Specialty	PIMCO All Asset – Class R Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.705%	14.79%	8.01%	5.57%
Specialty-Sector	PIMCO CommodityRealReturn Strategy – Class A Adviser: Pacific Investment Management Company LLC	1.16%	32.80%	5.52%	(2.21)%
Emerging Markets Bond	PIMCO Emerging Markets Bond – Class A Adviser: Pacific Investment Management Company LLC	1.24%	(2.38)%	4.52%	4.18%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.17%	(2.30)%	2.88%	4.10%
Short Term Bond	PIMCO Low Duration – Class R Adviser: Pacific Investment Management Company LLC	1.05%	(1.27)%	1.30%	1.30%
Inflation- Protected Bond	PIMCO Real Return – Class R Adviser: Pacific Investment Management Company LLC	1.12%	4.98%	4.86%	2.57%
Small Cap Blend	PIMCO StocksPLUS® Small Fund – Class A Adviser: Pacific Investment Management Company LLC	1.10%	13.63%	11.89%	14.18%
Intermediate Term Bond	PIMCO Total Return – Class R Adviser: Pacific Investment Management Company LLC	1.06%	(1.43)%	3.52%	3.04%
Multi-Sector Bond	Pioneer Strategic Income – Class A Adviser: Amundi Asset Management US, Inc.	1.06%	2.15%	4.52%	4.56%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.50%	30.43%	15.34%	14.72%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.55%	28.24%	6.74%	7.58%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	0.99%	18.22%	14.83%	13.46%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	19.39%	22.60%	18.52%
Asset Allocation/Target Date	T. Rowe Price Retirement 2010 – Class R Adviser: T. Rowe Price Associates, Inc.	0.99%	7.49%	7.62%	6.68%
Asset Allocation/Target Date	T. Rowe Price Retirement 2015 – Class R Adviser: T. Rowe Price Associates, Inc.	1.01%	9.01%	8.94%	8.22%
Asset Allocation/Target Date	T. Rowe Price Retirement 2020 – Class R Adviser: T. Rowe Price Associates, Inc.	1.03%	9.92%	9.88%	9.15%
Asset Allocation/Target Date	T. Rowe Price Retirement 2025 – Class R Adviser: T. Rowe Price Associates, Inc.	1.05%	11.30%	10.93%	10.07%
Asset Allocation/Target Date	T. Rowe Price Retirement 2030 – Class R Adviser: T. Rowe Price Associates, Inc.	1.08%	13.01%	11.97%	10.92%
Asset Allocation/Target Date	T. Rowe Price Retirement 2035 – Class R Adviser: T. Rowe Price Associates, Inc.	1.09%	14.46%	12.83%	11.57%
Asset Allocation/Target Date	T. Rowe Price Retirement 2040 – Class R Adviser: T. Rowe Price Associates, Inc.	1.10%	15.76%	13.58%	12.07%
Asset Allocation/Target Date	T. Rowe Price Retirement 2045 – Class R Adviser: T. Rowe Price Associates, Inc.	1.12%	16.61%	13.97%	12.27%
Asset Allocation/Target Date	T. Rowe Price Retirement 2050 – Class R Adviser: T. Rowe Price Associates, Inc.	1.13%	16.82%	14.00%	12.29%
Asset Allocation/Target Date	T. Rowe Price Retirement 2055 – Class R Adviser: T. Rowe Price Associates, Inc.	1.14%	16.75%	13.96%	12.26%
Balanced/Asset Allocation	T. Rowe Price Retirement Balanced – Class R Adviser: T. Rowe Price Associates, Inc.	0.99%	7.85%	7.71%	6.44%
Small Cap Value	Victory RS Partners – Class A2 Adviser: Victory Capital Management Inc.	1.49%	22.12%	10.00%	11.27%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Victory Capital Management Inc.	1.47%	(14.47)%	23.09%	18.91%
Mid Cap Value	Victory RS Value – Class A Adviser: Victory Capital Management Inc.	1.34%	20.01%	9.98%	11.34%
Mid Cap Value	Virtus Ceredex Mid Cap Value Equity – Class A Adviser: Virtus Fund Advisers, LLC Sub-Adviser: Ceredex Value Advisors LLC	1.28%	28.73%	11.45%	13.00%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

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The Prospectus and Statement of Additional Information (SAI) are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated May 1, 2022. Both documents contain additional important information about the Contract. The Prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Initial Summary Prospectus.
The SAI may be obtained, free of charge, from us in the same manner as the Prospectus, as described on the front page of this Initial Summary Prospectus.
The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR contract identifier C000113082